UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2020

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)
(415) 394-9000
(Registrants’ Telephone Number, including Area Code):
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	3.375% Notes due 2024	PLD/24	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 22, 2020, our talent and compensation committee (the “Compensation Committee”) of our board of directors approved a form of amendment to our Amended and Restated Prologis, Inc. 2011 Notional Account Deferred Compensation Plan, which allows for the conversion of a notional stock account under the plan into an account structure intended to operate more similarly to accounts under our Amended and Restated Deferred Compensation Plan. The value of a current notional stock account will be determined using the stock price on the day of conversion. The account value upon conversion can be invested all or in part in investment options available under the plan, including our common stock or cash. The Compensation Committee also approved amendments to certain of our form award agreements to, among other things, update the forms to align with our Prologis, Inc. 2020 Long-term Incentive Plan, which was approved by our stockholders at our annual meeting on April 29, 2020.
The form of First Amendment to Amended and Restated Prologis, Inc. 2011 Notional Account Deferred Compensation Plan, the form of omnibus LTIP Unit Award Agreement, the form of LTIP Unit Award Agreement to be used in connection with our bonus exchange program, the form of Outperformance Plan LTIP Unit Award Agreement to be used with respect to our named executive officers, the general form of Outperformance Plan LTIP Unit Award Agreement, the form of Deferred Compensation LTIP Unit Award Agreement, the form of global Restricted Stock Unit (“RSU”) Agreement, the form of RSU Agreement to be used in connection with our bonus exchange program and the form of RSU Agreement to be used in connection with the election of certain participants to receive LTIP units or RSUs in settlement of certain equity awards have been included herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

10.1	Form of First Amendment to Amended and Restated Prologis, Inc. 2011 Notional Deferred Compensation Plan

10.2	Form of LTIP Unit Award Agreement (Omnibus 2020)

10.3	Form of LTIP Unit Award Agreement (Bonus Exchange 2020)

10.4	Form of Outperformance Plan LTIP Unit Award Agreement for Named Executive Officers (2020)

10.5	Form of Outperformance Plan LTIP Unit Award Agreement (General 2020)

10.6	Form of Deferred Compensation LTIP Unit Award Agreement (2020)

10.7	Form of RSU Agreement (Global 2020)

10.8	Form of RSU Agreement (Bonus Exchange 2020)

10.9	Form of RSU Agreement (LTIP Unit Election 2020)

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: September 25, 2020	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	SVP Associate General Counsel

PROLOGIS, L.P.
By: Prologis, Inc.,
its General Partner

Date: September 25, 2020	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	SVP Associate General Counsel